Exhibit 10.56

EXECUTION VERSION

EVERTEC, INC.

RIDER CUPEY BUILDING

FIRST AMENDMENT

1.	AMENDMENT. This First Amendment of Lease amends, effective as of January 1, 2006, the RIDER CUPEY BUILDING, of the Master Lease Agreement, dated April 1, 2004 for premises hereinafter referred to as Cupey Center. This Amendment is to reflect the changes in leaseable area of premises caused by staging process programmed to relocate the Tenant’s units to and from Cupey Center, and to establish the occupancy as per final area to be occupied.

The Leaseable Area of Building shall be change from TWO HUNDRED SIXTY FIVE THOUSAND FIVE HUNDRED FIFTY ONE DOLLARS POINT TWENTY THREE (265,551.23) to TWO HUNDRED FORTY TWO THOUSAND SEVEN HUNDRED SIXTY EIGHT POINT EIGHTY NINE (242,768.89). Except as hereinafter provided, the RIDER CUPEY BUILDING dated April 1, 2004, and all its terms, provisions, covenants and conditions will remain in full force and effect.

2.	MEMORANDUM OF LEASE. This Memorandum RIDER is an integral part of the Master Lease Agreement and all of the terms hereof are incorporated into the agreement in all respects. Whenever used in the Master Lease Agreement the defined terms shall have the meaning set forth in this RIDER:

a. Date:	January 1st, 2006

b. Landlord:	Banco Popular de Puerto Rico (including its successors or assigns).

c. Landlord Representative:	Jaime L. Nazario Yordán

d. Landlord’s Mailing Address:	Real Estate Division (716) Banco Popular de Puerto Rico P.O. Box 362708 San Juan, Puerto Rico 00936-2708

e. Tenant:	EVERTEC, Inc.

f. Tenant’s Representative:	Luis Abreu Rigual

g. Tenant’s Billing Address:	Cupey Center Building

Banco Popular de Puerto Rico P.O. Box 362708 San Juan, Puerto Rico 00936-2708

h. Tenant’s Trade Name:	EVERTEC

i. Leased Premises:	Cupey Center

j. Permitted Use:	Information technology services

k. Leaseable Area of Premises:

	Original Area	Modification 1/1/05	Modification 5/1/05	Modification 9/1/05	Modification 1/1/06
Building A1	28,896.77	28,896.77	28,896.77	28,896.77	30,481.05

Building A2	48,395.09	48,395.09	48,395.09	48,395.09	49,327.78

Building A3	43,457.44	43,457.44	50,475.49	50,475.49	50,314.69

Building B1	15,545.24	15,545.24	20,332.51	20,332.51	29,710.55

Building B2	4,630.01	4,630.01	4,630.01	16,050.88	30,596.11

Building C3	2,795.01	2,795.01	2,795.01	2,795.01	2,780.98

Building D1	7,081.87	7,081.87	7,081.87	7,081.87	6,953.06

Building D2	6,526.42	5,321.21	5,321.21	5,321.21	5,951.46

Total	157,327.85	156,122.64	167,927.96	179,348.83	206,115.68

l. Leaseable Area of Building:	242,768.89 rentable square fee

m. Tenant’s Proportionate Share of Operating

Expenses ((l) ÷ (m)):

Original Area	Modification 1/1/05	Modification 5/1/05	Modification 9/1/05	Modification 1/1/06
.59246	.6425	.6911	.7381	.8482

n. Original Lease Commencement Date:	April 1st, 2004

o. Amendment Date:	January 1st, 2006

p. Basic Rent

1. Annual Basic Rent:	$14.42 per sq. ft. — $2,972,188.11 from 1/1/06 to 3/31/06

2. Monthly Basic Rent:	$247,682.34

q. Additional Rent

1. Annual Additional Rent:	$7.64 per sq. ft. — $1,574,723.80 per year (operating expenses as estimated from 1/1/06 to 3/31/06, to be adjusted as indicated in Section 12 of the Master Lease Agreement, including the Parking Garage)

2. Monthly Additional Rent:	$131,226.98 per month

r. Original Termination Date:	March 31, 2005

s. Renewal Term:	On a year to year basis up to four renewal options

t. Renewal Term Basic Rent:	Increase of 3% each year over the prior year’s Basic Rent effective on the anniversary date

u. Late Payment Charge:	10% of any unpaid amount

3.	COMMENTS.

a.	The electricity will be charged separately based on actual consumption.

b.	The leaseable area of premises is subject to revision to reflect any change in occupancy.

4.	ATTACHMENTS. The following documents are attached to and made a part of the Rider. Tenant shall comply with all the terms and conditions contained in each of these documents.

a.	Space Plan — Attachment A

b.	Landlord Furnished Service — Attachment B (N/A)

Tenant		Landlord

EVERTEC, Inc.		BANCO POPULAR DE PUERTO RICO

By:	/s/ Luis Abreu Rigual	By:	/s/ Héctor SANTIAGO GÓMEZ
	LUIS ABREU RIGUAL		HÉCTOR SANTIAGO GÓMEZ

		By:	/s/ Naydamar López Ramirez
NAYDAMAR LÓPEZ RAMIREZ

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